ARIEL INVESTMENT TRUST

SUPPLEMENT DATED MARCH 27, 2012
TO ARIEL APPRECIATION FUND SUMMARY PROSPECTUS AND
ARIEL INVESTMENT TRUST PROSPECTUS,
 EACH DATED FEBRUARY 1, 2012

This supplement provides new and additional information that affects Ariel Appreciation Fund Summary Prospectus (the “Summary Prospectus”) and Ariel Investment Trust Prospectus (the “Prospectus”) and should be read in conjunction with each.

Departure of Matthew F. Sauer, Co-Portfolio Manager, Ariel Appreciation Fund

Effective March 23, 2012, Matthew F. Sauer no longer serves as Co-Portfolio Manager of Ariel Appreciation Fund (the “Fund”).  The Fund will continue to be jointly managed by John W. Rogers, Jr. and Timothy Fidler.  All references to Mr. Sauer, therefore, are removed from the Summary Prospectus and Prospectus.

*           *           *           *           *

Please retain this supplement for future reference.